================================================================================









            [LOGO]   Washington Real Estate Investment Trust

                            Supplemental Information
                                  June 30, 2002







  Contact:                                                   6110 Executive Blvd
  Sara Grootwassink                                                    Suite 800
  Chief Financial Officer                                    Rockville, MD 20852
  Direct Dial: (301) 255-0820                                     (301) 984-9400
  E-mail: sgrootwassink@writ.com                              (301) 984-9610 fax

================================================================================

                     Washington Real Estate Investment Trust
                            Supplemental Information
                                Table of Contents
                                  June 30, 2002

================================================================================
                             Schedule                                    Page
================================================================================

About the Trust                                                            1

Consolidated Statements of Operations                                      2

Consolidated Balance Sheet                                                 3

Funds From Operations and Funds Available for Distribution                 4

Long-Term Debt Analysis                                                    5

Capital Analysis                                                           6

Core Portfolio Operating Income (NOI) Growth & Rental Rate Growth          7

Core Portfolio & Overall Occupancy Levels by Sector                        8

Schedule of Properties                                                     9

Schedule of Properties (continued)                                        10

Commercial Leasing Summary                                                11

10 Largest Tenants - Based on Annualized Rent                             12

Lease Expirations as of June 30, 2002                                     13

Acquisition Summary as of June 30, 2002                                   14

Total Return Chart                                                        15

                     Washington Real Estate Investment Trust
                                 About the Trust

================================================================================


Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquarted in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire and manage real estate investments in markets we know well and protect our assets from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.


Company Background

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 58 properties consisting of 11 retail centers, 23 office properties, 15 industrial and 9 multifamily properties.

WRIT has achieved 36 consecutive years of increased earnings per share and 29 consecutive years of FFO per share growth. WRIT's dividends have increased every year for 32 consecutive years. During these 32 years, WRIT's dividends have increased 37 times, a record unmatched by any other publicly traded real estate investment trust. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

                     Washington Real Estate Investment Trust
                      Consolidated Statement of Operations
                     (In thousands, except per share data)

================================================================================

                                                                                  Three Months Ended
OPERATING RESULTS                                      06/30/02        03/31/02        12/31/01        09/30/01        06/30/01
-----------------------------------------------        --------        --------        --------        --------        --------
Real estate rental revenue                           $     37,556    $     38,022    $     37,755    $     37,510    $     37,055
Real estate expenses                                      (10,803)        (10,525)        (10,460)        (10,896)        (10,812)
                                                     ------------    ------------    ------------    ------------    ------------
                                                           26,753          27,497          27,295          26,614          26,243
Real estate depreciation and amortization                  (7,053)         (6,950)         (7,017)         (6,777)         (6,657)
                                                     ------------    ------------    ------------    ------------    ------------
Income from real estate                                    19,700          20,547          20,278          19,837          19,586

Other income                                                  228             148             435             302             750
Interest expense                                           (6,888)         (6,883)         (6,893)         (6,731)         (6,771)
General and administrative                                 (1,227)         (1,240)         (1,356)         (1,139)         (1,416)
                                                     ------------    ------------    ------------    ------------    ------------

Income from continuing operations                          11,813          12,572          12,464          12,269          12,149

Income (loss) from discontinued operations                      -             (82)            (58)            259             245
Gain on sale of real estate                                     -           3,838               -           4,296               -
                                                     ------------    ------------    ------------    ------------    ------------

Net Income                                           $     11,813    $     16,328    $     12,406    $     16,824    $     12,394
                                                     ============    ============    ============    ============    ============


Per Share Data
--------------

Income from continuing operations (Diluted)          $       0.30    $       0.32    $       0.32    $       0.32    $       0.32

Net Income                        (Diluted)          $       0.30    $       0.42    $       0.32    $       0.43    $       0.33

Fully diluted weighted average shares outstanding      39,348,732      39,185,576      39,056,824      38,795,143      38,071,916

Percentage of Revenues:
Real estate expenses                                         28.8%           27.7%           27.7%           29.0%           29.2%
General and administrative                                    3.3%            3.3%            3.6%            3.0%            3.8%

Ratios:
EBITDA / Interest Expense                                     3.7x            3.8x            3.8x            3.8x            3.7x
Income from continuing operations /
  Total revenue                                              31.5%           33.1%           33.0%           32.7%           32.8%
Fixed Charge Coverage                                         3.6x            3.7x            3.7x            3.7x            3.6x

                     Washington Real Estate Investment Trust
                           Consolidated Balance Sheet
                                 (In thousands)

================================================================================

                                                     June 30,     March 31,    December 31, September 30,    June 30,
                                                       2002          2002          2001          2001          2001
                                                    ---------     ---------     ---------     ---------     ---------
Assets
  Land                                              $ 165,863     $ 152,835     $ 151,782     $ 148,977     $ 149,199
  Building                                            660,314       625,374       622,804       597,881       599,752
                                                    ---------     ---------     ---------     ---------     ---------
    Total real estate, at cost                        826,177       778,209       774,586       746,858       748,951
  Accumulated depreciation                           (133,219)     (126,788)     (122,625)     (116,463)     (112,757)
                                                    ---------     ---------     ---------     ---------     ---------
    Total investment in real estate, net              692,958       651,421       651,961       630,395       636,194
  Cash and cash equivalents                            24,129        30,509        26,441        32,953        22,445
  Rents and other receivables
    net of allowance for doubtful accounts             12,481        11,088        10,523        10,705        11,982
  Prepaid expenses and other assets                    16,604        18,248        19,010        20,748        17,764
                                                    ---------     ---------     ---------     ---------     ---------
    Total Assets                                    $ 746,172     $ 711,266     $ 707,935     $ 694,801     $ 688,385
                                                    =========     =========     =========     =========     =========

Liabilities
  Accounts payable and other liabilities            $  14,522     $  11,564     $  13,239     $  11,776     $  14,660
  Advance rents                                         3,006         2,953         3,604         2,791         3,256
  Tenant security deposits                              6,302         6,184         6,148         6,071         6,108
  Mortgage notes payable                               94,159        94,445        94,726        85,641        85,851
  Line of credit payable                               32,000             -             -             -             -
  Notes payable                                       265,000       265,000       265,000       265,000       265,000
                                                    ---------     ---------     ---------     ---------     ---------
    Total Liabilities                                 414,989       380,146       382,717       371,279       374,875
                                                    ---------     ---------     ---------     ---------     ---------

Minority interest                                       1,542         1,658         1,611         1,594         1,584
                                                    ---------     ---------     ---------     ---------     ---------

Shareholders' Equity
  Shares of beneficial interest, $.01 par value;
  100,000 shares authorized                         $     391     $     390     $     388     $     387     $     383
  Additional paid-in capital                          327,893       325,741       323,257       321,079       315,051
  Retained earnings (deficit)                           1,357         3,331           (38)          462        (3,508)
                                                    ---------     ---------     ---------     ---------     ---------
    Total Shareholders' Equity                        329,641       329,462       323,607       321,928       311,926
                                                    ---------     ---------     ---------     ---------     ---------
    Total Liabilities and Shareholders' Equity      $ 746,172     $ 711,266     $ 707,935     $ 694,801     $ 688,385
                                                    =========     =========     =========     =========     =========
    Total Debt / Total Market Capitalization           0.26:1        0.24:1        0.27:1        0.28:1        0.28:1
                                                    =========     =========     =========     =========     =========

                     Washington Real Estate Investment Trust
           Funds From Operations and Funds Available for Distribution
                      (In thousands, except per share data)

================================================================================

                                                   June 30,         March 31,      December 31,     September 30,      June 30,
                                                     2002             2002             2001             2001             2001
                                                 ------------     ------------     ------------     ------------     ------------
Funds From Operations
 Net Income                                      $     11,813     $     16,328     $     12,406     $     16,824     $     12,394
 Gain on Sale of Real Estate                                -           (3,838)               -           (4,296)               -
 Divestiture Sharing Distribution                           -                -                -              (22)            (515)
 Real estate depreciation and amortization              7,053            6,961            7,041            6,800            6,680
                                                 ------------     ------------     ------------     ------------     ------------
    Funds From Operations (FFO)                        18,866           19,451           19,447           19,306           18,559
                                                 ------------     ------------     ------------     ------------     ------------

FFO per share - basic                            $       0.48     $       0.50     $       0.50     $       0.50     $       0.49
FFO per share - fully diluted                    $       0.48     $       0.50     $       0.50     $       0.50     $       0.49

Funds Available for Distribution
 Accretive:
  Tenant Improvements                                  (1,280)          (1,015)            (578)            (820)            (851)
  Leasing Commissions Capitalized                        (381)            (283)            (306)            (182)            (223)
  Major Renovations, Expansions & Development          (3,090)          (1,920)          (1,213)            (321)             (75)
  Acquisition - Related                                  (441)            (398)          (1,547)          (1,111)            (326)
 Non-Accretive:
  Recurring Capital Improvements                       (1,647)          (1,814)          (1,463)          (1,234)          (1,001)
 Straight-Line Rent, Net                                 (487)            (539)            (550)            (526)            (641)
 Non RE Depreciation & Amortization                       488              515              449              430              453
 Divestiture Sharing Distribution                           -                -                -               22              515
                                                 ------------     ------------     ------------     ------------     ------------
    Funds Available for Distribution (FAD)       $     12,028     $     13,998     $     14,239     $     15,565     $     16,411
                                                 ============     ============     ============     ============     ============

FAD per share - basic/1/                         $       0.31     $       0.36     $       0.37     $       0.40     $       0.44
FAD per share - fully diluted/2/                 $       0.31     $       0.36     $       0.36     $       0.40     $       0.43

Average shares - basic                             39,055,523       38,898,988       38,748,217       38,460,018       37,667,843
Average shares - fully diluted                     39,348,732       39,185,576       39,056,824       38,795,143       38,071,916


/1/ Comparing Q2 2002 to Q2 2001, the 28% decline in FAD per share is primarily attributable to a $3.0 million increase in Major Renovations, Expansions and Development in Q2 2002. These major renovations include projects at three office buildings: 1901 Pennsylvania Avenue, N. W. - a complete facade renovation, 51 Monroe Street, Rockville, MD - a lobby renovation, 7900 Westpark Drive - a lobby/hallway renovation and at Westminster Shopping Center, Westminster, MD for renovation and re-tenanting. Project completion is expected in 2002.

/2/ FAD per share - fully diluted, excluding $3.0 million of Renovations, Expansions and Development for Q2 2002 is $0.38. This amounts to an (11.3%) decline when compared to Q2 2001.

                     Washington Real Estate Investment Trust
                             Long-Term Debt Analysis
                    (In thousands, except per share amounts)

================================================================================

                               June 30,       March 31,    December 31,   September 30,    June 30,
                                 2002           2002           2001           2001           2001
                              ----------     ----------     ----------     ----------     ----------
Balances Outstanding

 Secured
   Conventional fixed rate    $   94,159     $   94,445     $   94,726     $   85,641     $   85,851
                              ----------     ----------     ----------     ----------     ----------
    Secured total                 94,159         94,445         94,726         85,641         85,851
                              ----------     ----------     ----------     ----------     ----------
 Unsecured
   Fixed rate bonds and notes    265,000        265,000        265,000        265,000        265,000
   Credit facility                32,000              -              -              -              -
                              ----------     ----------     ----------     ----------     ----------
     Unsecured total             297,000        265,000        265,000        265,000        265,000
                              ----------     ----------     ----------     ----------     ----------
     Total                    $  391,159     $  359,445     $  359,726     $  350,641     $  350,851
                              ==========     ==========     ==========     ==========     ==========

Average Interest Rates

 Secured
   Conventional fixed rate           7.4%           7.4%           7.4%           7.5%           7.5%
                              ----------     ----------     ----------     ----------     ----------
     Secured total                   7.4%           7.4%           7.4%           7.5%           7.5%
                              ----------     ----------     ----------     ----------     ----------
 Unsecured
   Fixed rate bonds                  7.4%           7.4%           7.4%           7.4%           7.4%
   Credit facilities                 2.6%           0.0%           0.0%           0.0%           0.0%
                              ----------     ----------     ----------     ----------     ----------
     Unsecured total                 6.9%           7.4%           7.4%           7.4%           7.4%
                              ----------     ----------     ----------     ----------     ----------
     Average                         7.3%           7.4%           7.4%           7.4%           7.4%
                              ==========     ==========     ==========     ==========     ==========

Maturity Schedule

                          Future Maturities of Debt                   Average
                         ----------------------------
           Year          Secured Debt  Unsecured Debt  Total Debt  Interest Rate
                         ------------  --------------  ----------  -------------
           2002            $     589      $  32,000    $  32,589       2.7%
           2003                7,639         50,000       57,639       7.6%
           2004                1,110         55,000       56,110       7.9%
           2005               26,645              -       26,645       7.7%
           2006                  331         50,000       50,331       7.5%
           2007                7,845              -        7,845       6.8%
           2008                    -         60,000       60,000       6.7%
           2009               50,000              -       50,000       7.1%
           2010                    -              -            -       0.0%
           2011                    -              -            -       0.0%
        Thereafter                 -         50,000       50,000       7.4%
                           ---------      ---------    ---------     -----
     Total maturities      $  94,159      $ 297,000    $ 391,159       7.3%
                           =========      =========    =========     =====

Weighted average maturity = 7.08 years

                     Washington Real Estate Investment Trust
                                Capital Analysis
                    (In thousands, except per share amounts)

================================================================================

                                             June 30,      March 31,     December 31,    September 30,       June 30,
                                               2002           2002           2001            2001              2001
                                           -----------    -----------    -----------      -----------      -----------
Market Data

 Shares Outstanding                             39,114         38,988         38,829           38,693           38,329
 Market Price per Share                    $     28.90    $     28.75    $     24.89      $     23.72      $     23.64
 Equity Market Capitalization                1,130,395    $ 1,120,905    $   966,454      $   917,798      $   906,098

 Total Debt                                    391,159    $   359,445    $   359,726      $   350,641      $   350,851
 Total Market Capitalization                 1,521,554    $ 1,480,350    $ 1,326,180      $ 1,268,439      $ 1,256,949

 Total Debt to Market Capitalization            0.26:1         0.24:1         0.27:1           0.28:1           0.28:1
                                           ===========    ===========    ===========      ===========      ===========

 Earnings to Fixed Charges                         3.6x           3.7x           3.7x             3.7x             3.6x
 Debt Service Coverage Ratio                       3.6x           3.7x           3.7x             3.7x             3.6x

Dividend Data

 Common Dividend per Share                 $    0.3525    $    0.3325    $    0.3325      $    0.3325      $    0.3325
 Payout Ratio (FFO per share basis)               73.4%          67.0%          66.8%            66.8%            68.2%
 Payout Ratio (FAD per share basis)/1/           113.7%          93.1%          91.2%            82.9%            77.1%

/1/ As discussed per page 5 of this supplemental, excluding $3.0 million of Major Renovations, Expansions and Development in Q2 2002, the Payout Ratio (FAD per share basis) for Q2 2002 is 92.3%.

                     Washington Real Estate Investment Trust
        Core Portfolio Operating Income (NOI) Growth & Rental Rate Growth
                               Q2 2002 vs. Q2 2001

================================================================================



     Cash Basis

                                                 NOI               Rental Rate
                    Sector                     Growth                 Growth
               -----------------------------  --------            -------------

               Multifamily                       8.5%                   6.0%
               Office Buildings (1)             -4.3%                   6.0%
               Retail Centers                   11.6%                   6.2%
               Industrial / Flex Properties    -10.5%                   5.7%

               Overall Core Portfolio           -0.6%                   6.0%




     GAAP Basis

                                                 NOI               Rental Rate
                    Sector                     Growth                 Growth
               -----------------------------  --------            -------------
               Multifamily                       8.4%                   6.0%
               Office Buildings (1)             -4.9%                   5.4%
               Retail Centers                   11.8%                   5.7%
               Industrial / Flex Properties    -12.0%                   3.3%

               Overall Core Portfolio           -1.2%                   5.3%




     (1) NOI and Rental Rate Growth Q2 2002 vs. Q2 2001 excluding the 156,000 square feet of vacant space at 7900 Westpark Drive: 3.2% and 6.0% - Cash Basis and 2.4% and 5.4% - GAAP basis.

                     Washington Real Estate Investment Trust
               Core Portfolio & Overall Occupancy Levels by Sector
                               Q2 2002 vs. Q2 2001

================================================================================

     GAAP Basis

                                       Core Portfolio        All Properties
                                    -------------------   --------------------
                                     2nd QTR   2nd QTR     2nd QTR    2nd QTR
                Sector                 2002      2001        2002       2001
     ----------------------------   --------- ---------   ---------  ---------

     Multifamily                       95.3%     94.6%       95.3%      94.6%
     Office Buildings (1)              88.6%     98.3%       89.3%      98.2%
     Retail Centers                    94.8%     95.1%       94.9%      95.1%
     Industrial / Flex Properties      92.1%     99.0%       93.2%      99.1%
                                      -----     -----       -----      -----

     Overall Portfolio                 91.3%     97.2%       91.7%      97.2%



     (1) Occupancy for the Core Portfolio and All Properties excluding the 156,000 square feet of vacant space at 7900 Westpark Drive is 93.7% and
         94.0 %

                     Washington Real Estate Investment Trust
                             Schedule of Properties
                                  June 30, 2002

                                                                     YEAR                  YEAR                 NET RENTABLE*
          PROPERTIES                         LOCATION              ACQUIRED            CONSTRUCTED               SQUARE FEET
-------------------------------       ---------------------       ----------          -------------             --------------
Office Buildings
----------------
1901 Pennsylvania Avenue                Washington, DC               1977                 1960                       97,000
51 Monroe Street                        Rockville, MD                1979                 1975                      210,000
7700 Leesburg Pike                      Falls Church, VA             1990                 1976                      145,000
515 King Street                         Alexandria, VA               1992                 1966                       78,000
The Lexington Building                  Rockville, MD                1993                 1970                       47,000
The Saratoga Building                   Rockville, MD                1993                 1977                       59,000
Brandywine Center                       Rockville, MD                1993                 1969                       35,000
Tycon Plaza II                          Vienna, VA                   1994                 1981                      131,000
Tycon Plaza III                         Vienna, VA                   1994                 1978                      152,000
6110 Executive Boulevard                Rockville, MD                1995                 1971                      199,000
1220 19th Street                        Washington, DC               1995                 1976                      104,000
Maryland Trade Center I                 Greenbelt, MD                1996                 1981                      191,000
Maryland Trade Center II                Greenbelt, MD                1996                 1984                      159,000
1600 Wilson Boulevard                   Arlington, VA                1997                 1973                      167,000
7900 Westpark Drive                     McLean, VA                   1997            1972/1986/1999/1/              527,000
8230 Boone Boulevard                    Vienna, VA                   1998                 1981                       58,000
Woodburn Medical Park I                 Annandale, VA                1998                 1984                       71,000
Woodburn Medical Park II                Annandale, VA                1998                 1988                       96,000
600 Jefferson Plaza                     Rockville, MD                1999                 1985                      115,000
1700 Research Boulevard                 Rockville, MD                1999                 1982                      103,000
Parklawn Plaza                          Rockville, MD                1999                 1986                       40,000
Wayne Plaza                             Silver Spring, MD            2000                 1970                       91,000
Courthouse Square                       Alexandria, VA               2000                 1979                      113,000
One Central Plaza                       Rockville, MD                2001                 1974                      274,000
                                                                                                                -----------
          Subtotal                                                                                                3,262,000
                                                                                                                ===========

Retail Centers
--------------
Takoma Park                             Takoma Park, MD              1963                 1962                       59,000
Westminster                             Westminster, MD              1972                 1969                      165,000
Concord Centre                          Springfield, VA              1973                 1960                       76,000
Wheaton Park                            Wheaton, MD                  1977                 1967                       71,000
Bradlee                                 Alexandria, VA               1984                 1955                      168,000
Chevy Chase Metro Plaza                 Washington, DC               1985                 1975                       51,000
Montgomery Village Center               Gaithersburg, MD             1992                 1969                      196,000
Shoppes of Foxchase                     Alexandria, VA               1994                 1960                      128,000
Frederick County Square                 Frederick, MD                1995                 1973                      233,000
800 S. Washington Street                Alexandria, VA               1998               1955/1959                    51,000
Centre at Hagarstown                    Hagerstown, MD               2002                 2000                      327,000
                                                                                                                -----------
          Subtotal                                                                                                1,525,000
                                                                                                                ===========
Multifamily Buildings / # units
-------------------------------
3801 Connecticut Avenue /               307 Washington, DC           1963                 1951                      166,000
Roosevelt Towers / 190                  Falls Church, VA             1965                 1964                      156,000
Country Club Towers / 227               Arlington, VA                1969                 1965                      157,000
Park Adams / 200                        Arlington, VA                1969                 1959                      158,000
Munson Hill Towers / 279                Falls Church, VA             1970                 1963                      258,000
The Ashby at McLean / 250               McLean, VA                   1996                 1982                      349,000
Walker House Apartments / 196           Gaithersburg, MD             1996                 1971                      148,000
Bethesda Hills Apartments / 194         Bethesda, MD                 1997                 1986                      226,000
Avondale / 236                          Laurel, MD                   1999                 1987                      162,000
                                                                                                                -----------
          Subtotal (2,079 units)                                                                                  1,780,000
                                                                                                                ===========

/1/ A 49,000 square foot addition to 7900 Westpark Drive was completed in
    September 1999.
*   Multifamily buildings are presented in gross square feet.

                     Washington Real Estate Investment Trust
                         Schedule of Properties (Cont.)
                                  June 30, 2002

                                                            YEAR      YEAR     NET RENTABLE
               PROPERTIES                    LOCATION     ACQUIRED CONSTRUCTED  SQUARE FEET
----------------------------------------- --------------- -------- ----------- ------------

Industrial Distribution / Flex Properties
-----------------------------------------
Fullerton Business Center                 Springfield, VA   1985      1980          103,000
Pepsi-Cola Distribution Center            Forestville, MD   1987      1971           69,000
Charleston Business Center                Rockville, MD     1993      1973           85,000
Tech 100 Industrial Park                  Elkridge, MD      1995      1990          167,000
Crossroads Distribution Center            Elkridge, MD      1995      1987           85,000
The Alban Business Center                 Springfield, VA   1996    1981/1982        87,000
The Earhart Building                      Chantilly, VA     1996      1987           92,000
Ammendale Technology Park I               Beltsville, MD    1997      1985          167,000
Ammendale Technology Park II              Beltsville, MD    1997      1986          108,000
Pickett Industrial Park                   Alexandria, VA    1997      1973          246,000
Northern Virginia Industrial Park         Lorton, VA        1998    1968/1991       790,000
8900 Telegraph Road                       Lorton, VA        1998      1985           32,000
Dulles South IV                           Chantilly, VA     1999      1988           83,000
Sully Square                              Chantilly, VA     1999      1986           95,000
Amvax                                     Beltsville, MD    1999      1986           31,000
Sullyfield Center                         Chantilly, VA     2001      1985          248,000
                                                                                -----------
     Subtotal                                                                     2,488,000
                                                                                ===========

TOTAL                                                                             9,055,000
                                                                                ===========

                     Washington Real Estate Investment Trust
                           Commercial Leasing Summary
                        Three months ended June 30, 2002

================================================================================

                                                    2nd Quarter 2002                           YTD 2002
                                        --------------------------------------  --------------------------------------
Gross Leasing Square Footage
   Office Buildings                                      183,136                               328,519
   Retail Centers                                         62,712                                76,433
   Industrial Centers                                    119,542                               152,416
                                        --------------------------------------  --------------------------------------
        Total                                            365,390                               557,368
                                        ======================================  ======================================
Weighted Average Term (yrs)
   Office Buildings                                        3.3                                   3.6
   Retail Centers                                          4.4                                   4.8
   Industrial Centers                                      6.2                                   5.5
                                        --------------------------------------  --------------------------------------
        Total                                              4.4                                   4.3
                                        --------------------------------------  --------------------------------------


Rental Rate Increases:                         GAAP               CASH                 GAAP                CASH
                                        --------------------------------------  --------------------------------------
 Rate on expiring leases
   Office Buildings                         $     23.57       $    24.14            $     22.94        $    23.39
   Retail Centers                           $     14.63       $    14.85            $     15.30        $    15.48
   Industrial Centers                       $      6.53       $     6.66            $      6.52        $     6.60
                                        --------------------------------------  --------------------------------------
        Total                               $     16.46       $    16.82            $     17.40        $    17.71
                                        --------------------------------------  --------------------------------------

Rate on new and renewal leases
   Office Buildings                         $     26.11       $    25.10            $     25.46        $    24.38
   Retail Centers                           $     18.10       $    17.06            $     19.16        $    17.91
   Industrial Centers                       $      7.53       $     6.76            $      7.63        $     6.97
                                        --------------------------------------  --------------------------------------
        Total                               $     18.66       $    17.72            $     19.72        $    18.73
                                        --------------------------------------  --------------------------------------

Percentage Increase
   Office Buildings                               10.78%            3.98%                 10.99%             4.23%
   Retail Centers                                 23.72%           14.88%                 25.23%            15.70%
   Industrial Centers                             15.31%            1.50%                 17.02%             5.61%
                                        --------------------------------------  --------------------------------------

                                        --------------------------------------  --------------------------------------
        Total Percentage Increase                 13.37%            5.35%                 13.33%             5.76%
                                        --------------------------------------  --------------------------------------



                                           Total Dollars       Square Foot         Total Dollars        Square Foot
                                        --------------------------------------  --------------------------------------

Tenant Improvements and Leasing Costs
   Office Buildings                         $ 1,713,548       $     9.36            $ 2,980,808        $     9.07
   Retail Centers                           $   235,861       $     3.76            $   326,722        $     4.27
   Industrial Centers                       $   597,123       $     5.00            $   662,152        $     4.34
                                        --------------------------------------  --------------------------------------
        Total                               $ 2,546,532       $     6.97            $ 3,969,682        $     7.12
                                        --------------------------------------  --------------------------------------

                     Washington Real Estate Investment Trust
                 10 Largest Tenants - Based on Annualized Rent
                                 June 30, 2002

================================================================================

                                                   Weighted     Percentage                   Percentage
                                                    Average    of Aggregate                 of Aggregate
                                                   Remaining    Portfolio      Aggregate      Occupied
                                     Number of    Lease Term    Annualized     Rentable        Square
Tenant                               Buildings     in Months       Rent       Square Feet       Feet
----------------------------------  -----------  ------------ -------------- ------------- --------------
Lockheed Corporation                     2            15           3.86%         189,375        2.87%
SunTrust Bank                            4            32           2.58%         104,291        1.58%
Sun Microsystems, Inc.                   1            54           2.54%         110,184        1.67%
Xerox Corporation                        1            26           2.54%          90,994        1.38%
General Services Administration          6            24           1.91%         229,999        3.49%
INOVA Health Systems                     2            84           1.41%          53,196        0.81%
United Communications Group              1            71           1.39%          60,087        0.91%
Sunrise Assisted Living                  1           109           1.19%          48,775        0.74%
TRW, Inc.                                2            28           1.07%          65,739        1.00%
R.O.W. Sciences, Inc.                    1             7           1.02%          57,198        0.87%
                                                                -------      -----------    --------
       Total/Weighted Average                                     19.50%       1,009,838       15.31%
                                                                =======      ===========    ========

                     Washington Real Estate Investment Trust
                                Lease Expirations
                                  June 30, 2002

================================================================================

                                                                Percent of                                Average       Percent of
                            Number of           Rentable         Rentable             Annualized           Rental       Annualized
          Year               Leases           Square Feet       Square Feet             Rent *              Rate           Rent *
          ----              ---------        -------------     -------------          ----------           -------      ----------
Office:

          2002                     69             333,354             11.6%        $    8,165,626        $      24.50         10.4%
          2003                    151             553,040             19.2%            13,416,248               24.26         17.0%
          2004                    111             677,811             23.5%            17,904,600               26.42         22.7%
          2005                     93             292,773             10.1%             8,167,959               27.90         10.4%
          2006                     74             460,813             16.0%            13,619,741               29.56         17.3%
  2007 and thereafter             102             567,424             19.7%            17,523,299               30.88         22.2%
                            ---------       -------------      -----------        ---------------       --------------   ---------
                                  600           2,885,215            100.0%        $   78,797,473        $      27.31        100.0%
                            =========      ==============      ===========        ===============       =============    =========

Retail:

          2002                     18              67,574              4.9%        $      936,927        $      13.87          4.2%
          2003                     41             237,886             17.2%             2,427,002               10.20         10.8%
          2004                     37             153,278             11.1%             2,140,852               13.97          9.5%
          2005                     40             206,403             14.9%             3,691,465               17.88         16.4%
          2006                     32             101,762              7.3%             2,142,811               21.06          9.5%
  2007 and thereafter              88             618,573             44.6%            11,113,881               17.97         49.5%
                            ---------       -------------      -----------        ---------------       -------------    ---------
                                  256           1,385,476            100.0%        $   22,452,938        $      16.21        100.0%
                            =========      ==============      ===========        ===============       =============    =========

Industrial:

          2002                     45             340,543             14.7%        $    2,347,417        $       6.89         12.4%
          2003                     42             488,915             21.0%             3,807,858                7.79         20.1%
          2004                     38             372,326             16.0%             2,713,058                7.29         14.3%
          2005                     31             402,459             17.3%             2,857,304                7.10         15.1%
          2006                     25             327,006             14.1%             3,387,416               10.36         17.9%
  2007 and thereafter              24             392,264             16.9%             3,796,251                9.68         20.1%
                            ---------       -------------      -----------        ---------------       --------------   ---------
                                  205           2,323,513            100.0%        $   18,909,303        $       8.14        100.0%
                            =========      ==============      ===========        ===============       =============    =========

Total:

          2002                    132             741,471             11.2%        $   11,449,970        $      15.44          9.5%
          2003                    234           1,279,841             19.4%            19,651,108               15.35         16.4%
          2004                    186           1,203,415             18.2%            22,758,510               18.91         18.9%
          2005                    164             901,635             13.7%            14,716,728               16.32         12.2%
          2006                    131             889,581             13.5%            19,149,968               21.53         15.9%
  2007 and thereafter             214           1,578,261             23.9%            32,433,432               20.55         27.0%
                            ---------       -------------      -----------        ---------------       --------------   ---------
                                1,061           6,594,204            100.0%        $  120,159,715        $      18.22        100.0%
                            =========      ==============      ===========        ===============       =============    =========

* Annualized Rent is as of June 30, 2002 rental revenue (cash basis) multiplied by 12.

                     Washington Real Estate Investment Trust
                            2002 Acquisition Summary
                             (Dollars in thousands)

=============================================================================================================
                                                                                  June 30,
                                                  Occupied       Occupancy          2002
                     Acquisition      Square     Sq. Ft. at     Percentage at     Occupancy
                         Date          Feet       Acquisition     Acquisition      Percentage     Investment
                     ------------   ---------  --------------- ---------------- --------------  -------------


Centre at Hagerstown   6/21/2002       326,846        320,309          98%             98%       $41,700,000









                            2002 Disposition Summary
                             (Dollars in thousands)
================================================================================
                           Disposition     Square      Gross Sales      Cash
                              Date          Feet         Proceeds      Proceeds
                          -------------  ---------   --------------  -----------

1501 South Capitol Street  2/28/2002      145,000         $6,200        $5,800

  WRIT vs. Morgan Stanley REIT Index, Russell 2000 Index & Wilshire REIT Index
                    12, 24, 36, 48 and 60 Month Total Returns
                              through June 30, 2002


-------------------------------------------------------------------------------
               WRIT     RMS Index    Russell 2000 Index    Wilshire REIT Index
-------------------------------------------------------------------------------
12 Month        29%        16%               -8%                    8%
-------------------------------------------------------------------------------
24 Month        80%        43%               -8%                   27%
-------------------------------------------------------------------------------
36 Month       104%        48%                5%                   23%
-------------------------------------------------------------------------------
48 Month       113%        36%                7%                   26%
-------------------------------------------------------------------------------
60 Month       122%        45%               25%                   26%
-------------------------------------------------------------------------------